EXHIBIT 99.1

Rovi Corporation 2830 De La Cruz Blvd. Santa Clara, CA 95050
ROVI CORPORATION REPORTS FOURTH QUARTER AND FULL YEAR 2012 FINANCIAL PERFORMANCE

Company Makes Significant Progress in Transition Year as it Builds Foundation for Future Growth

SANTA CLARA, Calif. (GLOBE NEWSWIRE) — February 13, 2013—Rovi Corporation (NASDAQ: ROVI) today reported financial results for the fourth quarter and full year 2012 ended December 31, 2012. All 2011 and 2012 results presented in this release have been adjusted to reflect the reclassification of the Rovi Entertainment Store business, which the Company has put up for sale, as discontinued operations.

The Company reported fourth quarter GAAP revenue of $157.0 million, compared to $174.3 million in the fourth quarter of 2011.   Fourth quarter 2012 GAAP net income was $2.1 million, compared to a GAAP net loss of $49.3 million for the fourth quarter of 2011. The fourth quarter of 2011 included a $40.6 million impairment charge to reduce the carrying value of the intangible assets of the Roxio Consumer Software business to fair value less costs to sell. On a non-GAAP basis, fourth quarter Adjusted Pro Forma Income was $47.9 million, compared to $70.6 million in the fourth quarter of 2011, and Adjusted Pro Forma Income Per Common Share was $0.48, compared to $0.65 in the fourth quarter of 2011.  The year-over-year declines were primarily attributable to reductions in revenue within the Company's consumer electronics vertical.

For the full year 2012, the Company reported 2012 GAAP revenues of $650.6 million, compared to $681.0 million for 2011. The full year 2012 GAAP net loss was $34.3 million, compared to a GAAP net loss of $41.3 million for 2011. Non-GAAP Adjusted Pro Forma Income for full year 2012 was $222.9 million, compared to $289.4 million for 2011. Adjusted Pro Forma Income Per Common Share was $2.12 for 2012, compared to $2.56 for 2011.

Adjusted Pro Forma Income and Adjusted Pro Forma Income Per Common Share are defined below in the section entitled Non-GAAP or Adjusted Pro Forma Information. Reconciliations between GAAP pro forma and Adjusted Pro Forma results from operations are provided in the tables below.

“As we close out 2012, we are proud of all that we accomplished in this transition year - particularly as we eliminated more than $26 million in annualized costs while working to re-define our strategic focus, reorganize the business around our core assets and improve our product execution,” said Tom Carson, President and CEO of Rovi. “In 2013, we will continue executing on our strategic plan to position Rovi for sustainable growth in years to come. We look forward to strengthening our core business and creating our role at the center of the new value chain as digital entertainment continues to transition to TV Everywhere and IP video delivery.”

Business Outlook

Consistent with the information provided at the Company's investor day in early January, Rovi anticipates fiscal year 2013 revenue of between $630 million and $660 million, and Adjusted Pro Forma Income Per Common Share of between $1.90 and $2.20, excluding revenues and results from the Rovi Entertainment Store business, which has been reclassified as discontinued operations.

Conference Call Information

Rovi management will host a conference call today, February 13, 2013, at 2:00 p.m. PT / 5:00 p.m. ET to discuss the financial results. Investors and analysts interested in participating in the conference are welcome to call 1-800-762-8779

(or international +1-480-629-9771) and reference the Rovi call. The conference call can also be accessed via live webcast in the Investor Relations section of Rovi's website at http://www.rovicorp.com/.

A replay of the conference call will be available through April 30, 2013 and can be accessed by calling 1-800-406-7325 (or international +1-303-590-3030) and entering access code 4594114#. A replay of the audio webcast will be available on Rovi Corporation's website approximately 1-2 hours after the live webcast ends and will remain on Rovi Corporation's website until its next quarterly earnings call.

Non-GAAP or Adjusted Pro Forma Information

Rovi Corporation provides non-GAAP Adjusted Pro Forma information. References to Adjusted Pro Forma information are references to non-GAAP pro forma measures. The Company provides Adjusted Pro Forma information to assist investors in assessing its current and future operations in the way that its management evaluates those operations. Adjusted Pro Forma Income and Adjusted Pro Forma Income Per Common Share are supplemental measures of the Company's performance that are not required by, and are not presented in accordance with GAAP. Adjusted Pro Forma information is not a substitute for any performance measure derived in accordance with GAAP, including, but not limited to, GAAP pro forma information prepared in accordance with ASC 805, Business Combinations.

Adjusted Pro Forma and GAAP pro forma measures assume the Sonic Solutions business combination, the Roxio software and Rovi Entertainment Store business dispositions all occurred on January 1, 2010. Adjusted Pro Forma Income is defined as GAAP pro forma income (loss) from continuing operations, net of tax, adding back non-cash items such as equity-based compensation, amortization of intangibles, amortization or write-off of note issuance costs, non-cash interest expense recorded on convertible debt under Accounting Standards Codification (“ASC”) 470-20 (formerly known as FSP APB 14-1), mark-to-market fair value adjustments for interest rate swaps, caps and foreign currency collars and the reversals of discrete tax items including reserves; as well as items which impact comparability that are required to be recorded under GAAP, but that the Company believes are not indicative of its core operating results such as transaction, transition and integration costs, restructuring and asset impairment charges, payments to note holders and for expenses in connection with the early redemption or modification of debt and gains on sale of strategic investments. While depreciation expense is a non-cash item, it is included in Adjusted Pro Forma Income as a reasonable proxy for capital expenditures.

Adjusted Pro Forma Income Per Common Share is calculated using Adjusted Pro Forma Income and taking into account the benefit of the convertible debt call option when it allows the Company to purchase shares of its own stock at a price below what those shares could be purchased for in the open market.

The Company's management has evaluated and made operating decisions about its business operations primarily based upon Adjusted Pro Forma Income and Adjusted Pro Forma Income Per Common Share. Management uses Adjusted Pro Forma Income and Adjusted Pro Forma Income Per Common Share as measures as they exclude items management does not consider to be “core costs” or “core proceeds” when making business decisions. Therefore, management presents these Adjusted Pro Forma financial measures along with GAAP measures.  For each such Adjusted Pro Forma financial measure, the adjustment provides management with information about the Company's underlying operating performance that enables a more meaningful comparison of its financial results in different reporting periods. For example, since Rovi Corporation does not acquire businesses on a predictable cycle, management excludes amortization of intangibles from acquisitions, transaction costs and transition and integration costs in order to make more consistent and meaningful evaluations of the Company's operating expenses. Management also excludes the effect of restructuring and asset impairment charges, expenses in connection with the early redemption or modification of debt and gains on sale of strategic investments.  Management excludes the impact of equity-based compensation to help it compare current period operating expenses against the operating expenses for prior periods and to eliminate the effects of this non-cash item, which, because it is based upon estimates on the grant dates, may bear little resemblance to the actual values realized upon the future exercise, expiration, termination or forfeiture of the equity-based compensation, and which, as it relates to stock options and stock purchase plan shares, is required for GAAP purposes to be estimated under valuation models, including the Black-Scholes model used by Rovi Corporation.  Management excludes non-cash interest expense recorded on convertible debt under ASC 470-20, mark-to-market fair value adjustments for interest rate swaps, caps, foreign currency collars, and the reversals of discrete tax items including reserves as they are non-cash items and not considered “core costs” or meaningful when management evaluates the Company's operating expenses.  Management reclassifies the current period benefit or cost of the interest rate swaps from gain or loss on interest rate swaps and caps, net to interest expense in order for interest expense to reflect the swap rates, as these instruments were entered into to control the interest rate the Company effectively pays on its convertible debt.  Management includes the benefit of the convertible debt call option, which allows the Company to purchase shares of its own stock at approximately $28.28, and is excluded from GAAP EPS calculation as it is anti-dilutive, because the pragmatic reality is management would exercise this option rather than allow this dilution to occur.  This convertible debt call option was exercised in August 2011.

Management is using these Adjusted Pro Forma measures to help it make budgeting decisions, including decisions that affect operating expenses and operating margin.  Further, Adjusted Pro Forma financial information helps management track actual performance relative to financial targets.  Making Adjusted Pro Forma financial information available to investors, in addition to GAAP financial information, may also help investors compare the Company's performance with the performance of other companies in our industry, which may use similar financial measures to supplement their GAAP financial information.

Management recognizes that the use of Adjusted Pro Forma measures has limitations, including the fact that management must exercise judgment in determining which types of charges should be excluded from the Adjusted Pro Forma financial information.  Because other companies, including companies similar to Rovi Corporation, may calculate their non-GAAP financial measures differently than the Company calculates its Adjusted Pro Forma measures, these Non-GAAP measures may have limited usefulness in comparing companies.  Management believes, however, that providing Adjusted Pro Forma financial information, in addition to GAAP financial information, facilitates consistent comparison of the Company's financial performance over time. The Company provides Adjusted Pro Forma financial information to the investment community, not as an alternative, but as an important supplement to GAAP financial information; to enable investors to evaluate the Company's core operating performance in the same way that management does. Reconciliations between historical pro forma and Adjusted Pro Forma results of operations are provided in the tables below.

About Rovi Corporation

Rovi powers the discovery, delivery, display and monetization of digital entertainment. With innovative technology solutions for consumer electronics manufacturers, service providers, content producers, advertisers, retailers and websites, Rovi connects people and the entertainment they love. The company holds over 5,000 issued or pending patents worldwide and is headquartered in Santa Clara, California. More information about Rovi can be found at rovicorp.com.

Forward Looking Statements

All statements contained herein, including the quotations attributed to Mr. Carson, that are not statements of historical fact, including statements that use the words “will,” “believes,” “anticipates,” “estimates,” “expects,” “intends” or similar words that describe the Company's or its management's future plans, objectives, or goals, are “forward-looking statements” and are made pursuant to the Safe-Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, the Company's estimates of revenues and earnings for the 2013 fiscal year, business strategies, and possible sale of its Rovi Entertainment Store business.

Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. Such factors include, among others, the Company's ability to successfully execute on its strategic plan and customer demand for and industry acceptance of the Company's technologies and integrated solutions, and the Company's completion of a sale transaction involving the Rovi Entertainment Store business. Such factors are further addressed in the Company's Annual Report on Form 10-K for the period ended December 31, 2012 and such other documents as are filed with the Securities and Exchange Commission from time to time (available at www.sec.gov). The Company assumes no obligation, except as required by law, to update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.

Investor Contacts

Peter Halt
Rovi Corporation
+1 (818) 295-6800

Chris Keller
Rovi Corporation
+1 (408) 562-8400
# # #

Rovi Q4 2012 Business and Operating Highlights:

 Discovery:

IP Licensing:

•	Reached a settlement with Philips for patent infringement proceedings in Germany

•	Vizio and Rovi entered into a settlement and multi-year patent license agreement, and agreed to dismiss all pending litigation between the parties

•	Continued to license new platforms, signing agreements with a widely deployed place-shifting consumer electronics device manufacturer and with Canadian IPTV provider Beanfield Metroconnect

•	Began a new Blu-ray disc licensing program, signing an agreement with one of the world's largest BD software suppliers, covering worldwide PC deployments for some of the world's largest PC makers

•	With Kabel KBW as a licensee Rovi now licenses two of the three largest German operators

•	For the full year, invention disclosures were up over 300% and patent applications were up over 20% compared to last year

Guide Products:

•	Renewed 32 North American MSOs

•	Signed Latin America DTA agreements with VideoMar, Tricom, and Cablevision Argentina

•	Delivered TotalGuide HTML 1.2 to Panasonic

•	Licensed to Rogers Communications Rovi's Remote Record and TotalGuide xD

•	Still on track to deploy TotalGuide solutions at six MSOs during the first half of 2013

•	Introduced Rovi Services Gateway at CES

Advertising:

•	Repeat advertising campaigns, including Ford, Hurrycane, Lloyds, Mattel, Stuffies, Servus Credit Union and UMG

•	Introduced in-app and new video advertising capabilities at CES

Video Delivery and Display:

DivX:

•	Launched DivX 9.0 in November 2012

•	Deployed storefront powered by DivX Plus Streaming for Dixons mobile

•	Over 859 million devices now deployed with DivX technology

Other:

Data:

•	Renewed agreements with a major web portal and a large digital music service

•	Increased the level of music and TV programming data provided to the Shazam service

•	Increased the level of content provided to a large CE manufacturer for its music service, a large web portal company, and a major radio station group, among others.

•	Added to our client list a provider of Automatic Content Recognition for the second screen, a second screen companion app provider and several internet based companies

For additional business metrics, see our investor presentation located at: http://ir.rovicorp.com/presentations.aspx?iid=4206196

ROVI CORPORATION
GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2012	2011	2012	2011
Revenues	$156,951	$174,313	$650,573	$680,975
Costs and expenses:
Cost of revenues	29,960	26,158	110,163	96,888
Research and development	34,819	41,060	147,648	149,310
Selling, general and administrative	38,652	42,296	156,963	177,199
Depreciation	5,067	4,937	20,770	19,534
Amortization of intangible assets	26,131	27,128	103,926	104,711
Restructuring and asset impairment charges	546	1,969	5,094	20,800
Total costs and expenses	135,175	143,548	544,564	568,442
Operating income from continuing operations	21,776	30,765	106,009	112,533
Interest expense	(16,535)	(13,002)	(61,742)	(53,776)
Interest income and other, net	(222)	898	3,203	4,859
Debt modification expense	—	—	(4,496)	—
Gain (loss) on interest rate swaps and caps, net	30	(2,857)	(10,624)	(4,314)
Loss on debt redemption	—	(2,096)	(1,758)	(11,514)
Income from continuing operations before income taxes	5,049	13,708	30,592	47,788
Income tax (benefit) expense	(4,394)	11,405	15,691	8,723
Income from continuing operations, net of tax	9,443	2,303	14,901	39,065
Discontinued operations, net of tax	(7,302)	(51,649)	(49,245)	(80,351)
Net income (loss)	$2,141	$(49,346)	$(34,344)	$(41,286)
Basic earnings per share:
Basic income per share from continuing operations	$0.09	$0.02	$0.14	$0.36
Basic loss per share from discontinued operations	(0.07)	(0.48)	(0.47)	(0.74)
Basic net income (loss) per share	$0.02	$(0.46)	$(0.33)	$(0.38)
Shares used in computing basic net earnings per share	100,677	108,923	104,623	108,923
Diluted earnings per share:
Diluted income per share from continuing operations	$0.09	$0.02	$0.14	$0.34
Diluted loss per share from discontinued operations	(0.07)	(0.47)	(0.47)	(0.70)
Diluted net income (loss) per share	$0.02	$(0.45)	$(0.33)	$(0.36)
Shares used in computing diluted net earnings per share	100,740	113,131	104,941	113,131

See notes to the GAAP Consolidated Financial Statements in our Form 10-K.

ROVI CORPORATION
GAAP CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS)
(UNAUDITED)

	December 31, 2012	December 31, 2011
ASSETS
Current assets:
Cash and cash equivalents	$285,352	$136,780
Short-term investments	577,988	283,433
Trade accounts receivable, net	106,018	126,752
Taxes receivable	9,237	2,976
Deferred tax assets, net	20,373	32,152
Prepaid expenses and other current assets	26,786	15,056
Assets held for sale	76,852	20,344
Total current assets	1,102,606	617,493
Long-term marketable investment securities	104,893	65,267
Property and equipment, net	32,791	43,203
Finite-lived intangible assets, net	689,494	815,049
Other assets	23,862	41,610
Goodwill	1,341,035	1,364,145
Total assets	$3,294,681	$2,946,767

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses	$94,830	$107,037
Deferred revenue	16,152	16,460
Current portion of long-term debt	106,407	25,500
Liabilities held for sale	11,053	5,445
Total current liabilities	228,442	154,442
Taxes payable, less current portion	50,800	63,980
Long-term debt, less current portion	1,373,818	969,598
Deferred revenue, less current portion	3,921	4,041
Long-term deferred tax liabilities, net	41,596	36,267
Other non current liabilities	8,683	25,687
Total liabilities	1,707,260	1,254,015
Stockholders’ equity:
Common stock	125	123
Treasury stock	(634,571)	(482,479)
Additional paid-in capital	2,196,567	2,114,402
Accumulated other comprehensive loss	(1,375)	(313)
Retained earnings	26,675	61,019
Total stockholders’ equity	1,587,421	1,692,752
Total liabilities and stockholders’ equity	$3,294,681	$2,946,767

See notes to the GAAP Consolidated Financial Statements in our Form 10-K.

ROVI CORPORATION
ADJUSTED PRO FORMA RECONCILIATION
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)

	Three Months Ended			Three Months Ended
	March 31, 2012			March 31, 2011
	GAAP		Adjusted	GAAP		Adjusted
	Pro Forma (1)	Adjustments	Pro Forma	Pro Forma (1)	Adjustments	Pro Forma
Revenues:
Service provider	$79,354	$—	$79,354	$72,843	$—	$72,843
CE discovery and advertising	38,199	—	38,199	30,164	—	30,164
CE video delivery and display	37,470	—	37,470	52,716	—	52,716
Other	16,704	—	16,704	17,359	—	17,359
Total revenues	171,727	—	171,727	173,082	—	173,082
Costs and expenses:
Cost of revenues (2)	25,152	(1,215)	23,937	23,302	(634)	22,668
Research and development (3)	40,165	(6,252)	33,913	33,770	(5,091)	28,679
Selling, general and administrative (4)	40,476	(9,768)	30,708	49,461	(12,106)	37,355
Depreciation (5)	5,000	—	5,000	4,803	—	4,803
Amortization of intangible assets	25,635	(25,635)	—	26,049	(26,049)	—
Restructuring and asset impairment charges	1,372	(1,372)	—	2,082	(2,082)	—
Total costs and expenses	137,800	(44,242)	93,558	139,467	(45,962)	93,505
Operating income from continuing operations	33,927	44,242	78,169	33,615	45,962	79,577
Interest expense (6)	(12,148)	6,189	(5,959)	(12,978)	8,932	(4,046)
Interest income and other, net	1,610	—	1,610	1,798	—	1,798
Debt modification expense	(4,464)	4,464	—	—	—	—
Loss (gain) on interest rate swaps and caps, net (7)	(104)	104	—	85	(85)	—
Loss on debt redemption	(1,758)	1,758	—	(9,070)	9,070	—
Income from continuing operations before income taxes	17,063	56,757	73,820	13,450	63,879	77,329
Income tax expense (8)	4,543	624	5,167	9,524	(3,338)	6,186
Income from continuing operations, net of tax	$12,520	$56,133	$68,653	$3,926	$67,217	$71,143
Diluted income per share from continuing operations	$0.12		$0.63	$0.03		$0.61
Shares used in computing diluted net earnings per share (9)	108,269		108,269	119,513	(2,476)	117,037

(1) GAAP Pro Forma financial information for the 2012 period is the same as our GAAP results; no adjustments have been made to the GAAP results since they are comparative with prior quarter's pro forma results. GAAP Pro Forma financial information for the 2011 period has been prepared in accordance with ASC 805, Business Combinations, and assumes the acquisition of Sonic, and sale of Roxio Consumer Software and Rovi Entertainment Store businesses had occurred on January 1, 2010.

(2) Adjustments to cost of revenues consist of the following:
		March 31, 2012	March 31, 2011
Equity based compensation		$(1,215)	$(603)
Transition and integration costs		—	(31)
Total adjustment		$(1,215)	$(634)
(3) Adjustments to research and development consist of the following:
		March 31, 2012	March 31, 2011
Equity based compensation		$(6,252)	$(3,944)
Transition and integration costs		—	(1,147)
Total adjustment		$(6,252)	$(5,091)
(4) Adjustments to selling, general and administrative consist of the following:
		March 31, 2012	March 31, 2011
Equity based compensation		$(9,768)	$(7,980)
Transition and integration costs		—	(4,126)
Total adjustment		$(9,768)	$(12,106)
(5) While depreciation is a non-cash item, it is included in Adjusted Pro Forma Income From Continuing Operations as management considers it a proxy for capital expenditures.
(6) Adjustments eliminate non-cash interest expense such as amortization of note issuance costs and the convertible note discount recorded under ASC 470-20 (formerly known as FSP APB 14-1) and reclass to include the impact of interest rate swaps on interest expense.

(7) Adjustment eliminates non-cash mark-to-market gain or loss related to interest rate swaps and caps and reclassifies the current period benefit from the interest rate swap to interest expense.
(8) Adjusts tax expense to the adjusted pro forma cash tax rate.
(9) For the 2011 period, adjustment recognizes the benefit of convertible debt call option, which allows the Company to purchase shares of its own stock at approximately $28.28, and which is excluded from GAAP EPS calculation as it is anti-dilutive.

ROVI CORPORATION
ADJUSTED PRO FORMA RECONCILIATION
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)

	Three Months Ended			Three Months Ended
	June 30, 2012			June 30, 2011
	GAAP		Adjusted	GAAP		Adjusted
	Pro Forma (1)	Adjustments	Pro Forma	Pro Forma (1)	Adjustments	Pro Forma
Revenues:
Service provider	$77,607	$—	$77,607	$74,449	$—	$74,449
CE discovery and advertising	31,861	—	31,861	41,539	—	41,539
CE video delivery and display	32,980	—	32,980	44,068	—	44,068
Other	13,850	—	13,850	16,653	—	16,653
Total revenues	156,298	—	156,298	176,709	—	176,709
Costs and expenses:
Cost of revenues (2)	27,134	(1,250)	25,884	23,791	(1,198)	22,593
Research and development (3)	37,451	(6,793)	30,658	38,624	(7,748)	30,876
Selling, general and administrative (4)	40,366	(8,961)	31,405	47,769	(14,435)	33,334
Depreciation (5)	5,289	—	5,289	4,999	—	4,999
Amortization of intangible assets	25,914	(25,914)	—	26,897	(26,897)	—
Restructuring and asset impairment charges	—	—	—	14,838	(14,838)	—
Total costs and expenses	136,154	(42,918)	93,236	156,918	(65,116)	91,802
Operating income from continuing operations	20,144	42,918	63,062	19,791	65,116	84,907
Interest expense (6)	(16,405)	6,241	(10,164)	(14,178)	7,933	(6,245)
Interest income and other, net	187	—	187	1,122	—	1,122
Debt modification expense	(32)	32	—	—	—	—
Loss on interest rate swaps and caps, net (7)	(6,308)	6,308	—	(697)	697	—
Loss on debt redemption	—	—	—	(348)	348	—
(Loss) income from continuing operations before income taxes	(2,414)	55,499	53,085	5,690	74,094	79,784
Income tax expense (8)	1,834	2,944	4,778	4,979	1,404	6,383
(Loss) income from continuing operations, net of tax	$(4,248)	$52,555	$48,307	$711	$72,690	$73,401
Diluted (loss) income per share from continuing operations	$(0.04)		$0.45	$0.01		$0.64
Shares used in computing diluted net earnings per share (9)	107,035	433	107,468	115,818	(795)	115,023

(1) GAAP Pro Forma financial information for the 2012 period is the same as our GAAP results; no adjustments have been made to the GAAP results since they are comparative with prior quarter's pro forma results. GAAP Pro Forma financial information for the 2011 period has been prepared in accordance with ASC 805, Business Combinations, and assumes the acquisition of Sonic, and sale of Roxio Consumer Software and Rovi Entertainment Store businesses had occurred on January 1, 2010.

(2) Adjustments to cost of revenues consist of the following:
		June 30, 2012	June 30, 2011
Equity based compensation		$(1,250)	$(807)
Transition and integration costs		—	(391)
Total adjustment		$(1,250)	$(1,198)
(3) Adjustments to research and development consist of the following:
		June 30, 2012	June 30, 2011
Equity based compensation		$(6,793)	$(5,267)
Transition and integration costs		—	(2,481)
Total adjustment		$(6,793)	$(7,748)
(4) Adjustments to selling, general and administrative consist of the following:
		June 30, 2012	June 30, 2011
Equity based compensation		$(8,961)	$(9,006)
Transition and integration costs		—	(5,429)
Total adjustment		$(8,961)	$(14,435)
(5) While depreciation is a non-cash item, it is included in Adjusted Pro Forma Income From Continuing Operations as management considers it a proxy for capital expenditures.
(6) Adjustments eliminate non-cash interest expense such as amortization of note issuance costs and the convertible note discount recorded under ASC 470-20 (formerly known as FSP APB 14-1) and reclass to include the impact of interest rate swaps on interest expense.

(7) Adjustment eliminates non-cash mark-to-market gain or loss related to interest rate swaps and caps and reclassifies the current period benefit from the interest rate swap to interest expense.
(8) Adjusts tax expense to the adjusted pro forma cash tax rate.
(9) For the 2012 period, since the adjustments resulted in Adjusted Pro Forma Net Income, shares used in computing diluted net earnings per share were adjusted to include dilutive common equivalent shares outstanding. For the 2011 period, adjustment recognizes the benefit of convertible debt call option, which allows the Company to purchase shares of its own stock at approximately $28.28, and which is excluded from GAAP EPS calculation as it is anti-dilutive.

ROVI CORPORATION
ADJUSTED PRO FORMA RECONCILIATION
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)

	Three Months Ended			Three Months Ended
	September 30, 2012			September 30, 2011
	GAAP		Adjusted	GAAP		Adjusted
	Pro Forma (1)	Adjustments	Pro Forma	Pro Forma (1)	Adjustments	Pro Forma
Revenues:
Service provider	$78,692	$—	$78,692	$74,464	$—	$74,464
CE discovery and advertising	27,847	—	27,847	57,597	—	57,597
CE video delivery and display	44,686	—	44,686	30,032	—	30,032
Other	14,372	—	14,372	16,652	—	16,652
Total revenues	165,597	—	165,597	178,745	—	178,745
Costs and expenses:
Cost of revenues (2)	27,917	(645)	27,272	25,223	(1,347)	23,876
Research and development (3)	35,213	(4,792)	30,421	39,931	(8,218)	31,713
Selling, general and administrative (4)	37,469	(7,631)	29,838	44,592	(12,416)	32,176
Depreciation (5)	5,414	—	5,414	5,022	—	5,022
Amortization of intangible assets	26,246	(26,246)	—	26,549	(26,549)	—
Restructuring and asset impairment charges	3,176	(3,176)	—	1,911	(1,911)	—
Total costs and expenses	135,435	(42,490)	92,945	143,228	(50,441)	92,787
Operating income from continuing operations	30,162	42,490	72,652	35,517	50,441	85,958
Interest expense (6)	(16,654)	6,148	(10,506)	(13,610)	7,444	(6,166)
Interest income and other, net	1,628	—	1,628	855	—	855
Loss on interest rate swaps and caps, net (7)	(4,242)	4,242	—	(845)	845	—
Income from continuing operations before income taxes	10,894	52,880	63,774	21,917	58,730	80,647
Income tax expense (8)	13,708	(7,968)	5,740	6,778	(326)	6,452
(Loss) income from continuing operations, net of tax	$(2,814)	$60,848	$58,034	$15,139	$59,056	$74,195
Diluted (loss) income per share from continuing operations	$(0.03)		$0.56	$0.14		$0.66
Shares used in computing diluted net earnings per share (9)	103,307	37	103,344	111,897	(359)	111,538

(1) GAAP Pro Forma financial information for the 2012 period is the same as our GAAP results; no adjustments have been made to the GAAP results since they are comparative with prior quarter's pro forma results. GAAP Pro Forma financial information for the 2011 period has been prepared in accordance with ASC 805, Business Combinations, and assumes the acquisition of Sonic, and sale of Roxio Consumer Software and Rovi Entertainment Store businesses had occurred on January 1, 2010.

(2) Adjustments to cost of revenues consist of the following:
		September 30, 2012	September 30, 2011
Equity based compensation		$(645)	$(1,114)
Transition and integration costs		—	(233)
Total adjustment		$(645)	$(1,347)
(3) Adjustments to research and development consist of the following:
		September 30, 2012	September 30, 2011
Equity based compensation		$(4,792)	$(5,222)
Transition and integration costs		—	(2,996)
Total adjustment		$(4,792)	$(8,218)
(4) Adjustments to selling, general and administrative consist of the following:
		September 30, 2012	September 30, 2011
Equity based compensation		$(7,631)	$(9,879)
Transition and integration costs		—	(2,537)
Total adjustment		$(7,631)	$(12,416)
(5) While depreciation is a non-cash item, it is included in Adjusted Pro Forma Income From Continuing Operations as management considers it a proxy for capital expenditures.
(6) Adjustments eliminate non-cash interest expense such as amortization of note issuance costs and the convertible note discount recorded under ASC 470-20 (formerly known as FSP APB 14-1) and reclass to include the impact of interest rate swaps on interest expense.

(7) Adjustment eliminates non-cash mark-to-market gain or loss related to interest rate swaps and caps and reclassifies the current period benefit from the interest rate swap to interest expense.
(8) Adjusts tax expense to the adjusted pro forma cash tax rate.
(9) For the 2012 period, since the adjustments resulted in Adjusted Pro Forma Net Income, shares used in computing diluted net earnings per share were adjusted to include dilutive common equivalent shares outstanding. For the 2011 period, adjustment recognizes the benefit of convertible debt call option, which allows the Company to purchase shares of its own stock at approximately $28.28, and which is excluded from GAAP EPS calculation as it is anti-dilutive.

ROVI CORPORATION
ADJUSTED PRO FORMA RECONCILIATION
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)

	Three Months Ended			Three Months Ended
	December 31, 2012			December 31, 2011
	GAAP		Adjusted	GAAP		Adjusted
	Pro Forma (1)	Adjustments	Pro Forma	Pro Forma (1)	Adjustments	Pro Forma
Revenues:
Service provider	$81,400	$—	$81,400	$78,127	$—	$78,127
CE discovery and advertising	34,786	—	34,786	40,009	—	40,009
CE video delivery and display	25,334	—	25,334	40,380	—	40,380
Other	15,431	—	15,431	15,797	—	15,797
Total revenues	156,951	—	156,951	174,313	—	174,313
Costs and expenses:
Cost of revenues (2)	29,960	(1,091)	28,869	26,158	(1,650)	24,508
Research and development (3)	34,819	(8,339)	26,480	41,060	(9,590)	31,470
Selling, general and administrative (4)	38,652	(7,394)	31,258	42,296	(10,929)	31,367
Depreciation (5)	5,067	—	5,067	4,937	—	4,937
Amortization of intangible assets	26,131	(26,131)	—	26,030	(26,030)	—
Restructuring and asset impairment charges	546	(546)	—	1,969	(1,969)	—
Total costs and expenses	135,175	(43,501)	91,674	142,450	(50,168)	92,282
Operating income from continuing operations	21,776	43,501	65,277	31,863	50,168	82,031
Interest expense (6)	(16,535)	6,065	(10,470)	(13,002)	6,829	(6,173)
Interest income and other, net	(222)	1,292	1,070	898	—	898
Gain (loss) on interest rate swaps and caps, net (7)	30	(30)	—	(2,857)	2,857	—
Loss on debt redemption	—	—	—	(2,096)	2,096	—
Income from continuing operations before income taxes	5,049	50,828	55,877	14,806	61,950	76,756
Income tax (benefit) expense (8)	(4,394)	12,378	7,984	11,427	(5,287)	6,140
Income from continuing operations, net of tax	$9,443	$38,450	$47,893	$3,379	$67,237	$70,616
Diluted income per share from continuing operations	$0.09		$0.48	$0.03		$0.65
Shares used in computing diluted net earnings per share	100,740		100,740	108,383		108,383

(1) GAAP Pro Forma financial information for the 2012 period is the same as our GAAP results; no adjustments have been made to the GAAP results since they are comparative with prior quarter's pro forma results. GAAP Pro Forma financial information for the 2011 period has been prepared in accordance with ASC 805, Business Combinations, and assumes the acquisition of Sonic, and sale of Roxio Consumer Software and Rovi Entertainment Store businesses had occurred on January 1, 2010.

(2) Adjustments to cost of revenues consist of the following:
		December 31, 2012	December 31, 2011
Equity based compensation		$(921)	$(1,229)
Transition and integration costs		(170)	(421)
Total adjustment		$(1,091)	$(1,650)
(3) Adjustments to research and development consist of the following:
		December 31, 2012	December 31, 2011
Equity based compensation		$(6,033)	$(6,218)
Transition and integration costs		(2,306)	(3,372)
Total adjustment		$(8,339)	$(9,590)
(4) Adjustments to selling, general and administrative consist of the following:
		December 31, 2012	December 31, 2011
Equity based compensation		$(6,961)	$(9,407)
Transition and integration costs		(433)	(1,522)
Total adjustment		$(7,394)	$(10,929)
(5) While depreciation is a non-cash item, it is included in Adjusted Pro Forma Income From Continuing Operations as management considers it a proxy for capital expenditures.
(6) Adjustments eliminate non-cash interest expense such as amortization of note issuance costs and the convertible note discount recorded under ASC 470-20 (formerly known as FSP APB 14-1) and reclass to include the impact of interest rate swaps on interest expense.

(7) Adjustment eliminates non-cash mark-to-market gain or loss related to interest rate swaps and caps and reclassifies the current period benefit from the interest rate swap to interest expense.
(8) Adjusts tax expense to the adjusted pro forma cash tax rate.

ROVI CORPORATION
ADJUSTED PRO FORMA RECONCILIATION
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)

	Twelve Months Ended			Twelve Months Ended
	December 31, 2012			December 31, 2011
	GAAP		Adjusted	GAAP		Adjusted
	Pro Forma (1)	Adjustments	Pro Forma	Pro Forma (1)	Adjustments	Pro Forma
Revenues:
Service provider	$317,053	$—	$317,053	$299,883	$—	$299,883
CE discovery and advertising	132,693	—	132,693	169,309	—	169,309
CE video delivery and display	140,470	—	140,470	167,196	—	167,196
Other	60,357	—	60,357	66,461	—	66,461
Total revenues	650,573	—	650,573	702,849	—	702,849
Costs and expenses:
Cost of revenues (2)	110,163	(4,201)	105,962	98,474	(4,829)	93,645
Research and development (3)	147,648	(26,176)	121,472	153,385	(30,647)	122,738
Selling, general and administrative (4)	156,963	(33,754)	123,209	184,118	(49,886)	134,232
Depreciation (5)	20,770	—	20,770	19,761	—	19,761
Amortization of intangible assets	103,926	(103,926)	—	105,525	(105,525)	—
Restructuring and asset impairment charges	5,094	(5,094)	—	20,800	(20,800)	—
Total costs and expenses	544,564	(173,151)	371,413	582,063	(211,687)	370,376
Operating income from continuing operations	106,009	173,151	279,160	120,786	211,687	332,473
Interest expense (6)	(61,742)	24,643	(37,099)	(53,768)	31,138	(22,630)
Interest income and other, net	3,203	1,292	4,495	4,673	—	4,673
Debt modification expense	(4,496)	4,496	—	—	—	—
Loss on interest rate swaps and caps, net (7)	(10,624)	10,624	—	(4,314)	4,314	—
Loss on debt redemption	(1,758)	1,758	—	(11,514)	11,514	—
Income from continuing operations before income taxes	30,592	215,964	246,556	55,863	258,653	314,516
Income tax expense (8)	15,691	7,978	23,669	32,708	(7,547)	25,161
Income from continuing operations, net of tax	$14,901	$207,986	$222,887	$23,155	$266,200	$289,355
Diluted income per share from continuing operations	$0.14		$2.12	$0.20		$2.56
Shares used in computing diluted net earnings per share (9)	104,941		104,941	113,890	(908)	112,982

(1) GAAP Pro Forma financial information for the 2012 period is the same as our GAAP results; no adjustments have been made to the GAAP results since they are comparative with prior period's pro forma results. GAAP Pro Forma financial information for the 2011 period has been prepared in accordance with ASC 805, Business Combinations, and assumes the acquisition of Sonic, and sale of Roxio Consumer Software and Rovi Entertainment Store businesses had occurred on January 1, 2010.

(2) Adjustments to cost of revenues consist of the following:
		December 31, 2012	December 31, 2011
Equity based compensation		$(4,031)	$(3,753)
Transition and integration costs		(170)	(1,076)
Total adjustment		$(4,201)	$(4,829)
(3) Adjustments to research and development consist of the following:
		December 31, 2012	December 31, 2011
Equity based compensation		$(23,870)	$(20,651)
Transition and integration costs		(2,306)	(9,996)
Total adjustment		$(26,176)	$(30,647)
(4) Adjustments to selling, general and administrative consist of the following:
		December 31, 2012	December 31, 2011
Equity based compensation		$(33,321)	$(36,272)
Transition and integration costs		(433)	(13,614)
Total adjustment		$(33,754)	$(49,886)
(5) While depreciation is a non-cash item, it is included in Adjusted Pro Forma Income From Continuing Operations as management considers it a proxy for capital expenditures.
(6) Adjustments eliminate non-cash interest expense such as amortization of note issuance costs and the convertible note discount recorded under ASC 470-20 (formerly known as FSP APB 14-1) and reclass to include the impact of interest rate swaps on interest expense.

(7) Adjustment eliminates non-cash mark-to-market gain or loss related to interest rate swaps and caps and reclassifies the current period benefit from the interest rate swap to interest expense.
(8) Adjusts tax expense to the adjusted pro forma cash tax rate.
(9) For the 2011 period, adjustment recognizes the benefit of convertible debt call option, which allows the Company to purchase shares of its own stock at approximately $28.28, and which is excluded from GAAP EPS calculation as it is anti-dilutive.